EXHIBIT 99.1

                           Military Resale Group, Inc.
                              2180 Executive Circle
                        Colorado Springs, Colorado 08906


     November  4,  2002


Via  EDGAR

Securities  and  Exchange  Commission
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

     Re: Military Resale Group, Inc. Annual Report on Form 10-KSB/A for the year ended December 31, 2001

Ladies  and  Gentlemen:

     Transmitted herewith are written statements pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to accompany the above-referenced periodic report.

                                   Very  truly  yours,

                                   Military  Resale  Group,  Inc.

                                   By:    /s/    Ethan  D.  Hokit
                                          -----------------------
                                           Name:  Ethan  D.  Hokit
                                          Title: President

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